Exhibit 99.1

February 23, 2005
For 7:00 am EST Release
Contacts:	Shareholders'/Analysts' Inquiries:	Media Inquiries:
	Paul Taaffe	Chris Ahearn
	704-758-2033	704-758-2304

LOWE'S REPORTS RECORD EARNINGS FOR THE FOURTH QUARTER
AND FISCAL YEAR

-- Fourth Quarter Total Sales Increased 17.9 Percent --

-- Fourth Quarter Earnings Per Share Increased 30.6 Percent to $0.64 --

-- Fourth Quarter Comparable Store Sales Increased 6.9 Percent --

-- Fiscal Year 2004 Total Sales Increased 18.2 Percent --

MOORESVILLE, N.C. - Lowe's Companies, Inc. (NYSE: LOW), the world's second largest home improvement retailer, today reported net earnings of $508 million for the quarter ended January 28, 2005, a 26.7 percent increase over the same period a year ago. Diluted earnings per share increased 30.6 percent to $0.64 from $0.49 in the fourth quarter of 2003. For the fiscal year ended January 28, 2005, net earnings grew 18.0 percent to $2.18 billion while diluted earnings per share increased 18.9 percent to $2.71.

Sales for the quarter increased 17.9 percent to $8.55 billion, up from $7.25 billion in the fourth quarter of 2003. Comparable store sales for the fourth quarter increased 6.9 percent. For the year ended January 28, 2005, sales increased 18.2 percent to $36.5 billion. Comparable store sales increased 6.6 percent for fiscal 2004.

"The results our stores delivered in the fourth quarter highlighted a great year for Lowe's," commented Robert A. Niblock, Lowe's chairman, president and chief executive officer. "During the year we completed the successful rollout of our new installed sales model, enhanced our special order sales offering, and continued to improve our ability to serve commercial business customers.

"In addition, Lowe's invested over $400 million in our existing stores to ensure the bright, clean, inspirational shopping environment remains consistent across our entire chain," explained Niblock. "These initiatives, and a strong culture of customer service, will be the foundation of our future growth."

During the quarter, Lowe's opened 56 new stores. As of January 28, 2005, Lowe's operated 1,087 stores in 48 states representing 123.7 million square feet of retail selling space, a 13.8 percent increase over last year.

As required by Emerging Issues Task Force (EITF) Issue No. 04-8, The Effect of Contingently Convertible Debt on Diluted Earnings per Share, the company has included in its diluted earnings per share calculation shares associated with its contingently convertible debt issued in October 2001. As also required by EITF 04-8, the company has restated diluted earnings per share for all prior periods back to the issuance of this debt to conform to this new accounting standard. The effect of the adoption was to increase the number of shares used in the computation of diluted earnings per share by approximately 10 million shares in the affected periods.

The adoption of EITF 04-8 reduced earnings per share by $0.01 and $0.03 for our fiscal fourth quarter and year ended January 28, 2005, respectively. Earnings per share were reduced by $0.01 and $0.02 for our fiscal fourth quarter and year ending January 30, 2004, respectively.

Following disclosures by a number of public companies regarding adjustments to their accounting practices for leases, Lowe's has reviewed its accounting policies for leases. Subsequent to this review, the company, in consultation with its independent registered public accounting firm and following discussions with the audit committee of the board of directors, has concluded to restate Lowe's prior period financial statements to correct errors resulting from its accounting for leases. In the restatement, Lowe's has accelerated its depreciation expense for lease assets to generally align the depreciable lives of those assets with the initial lease term. Lowe's is also revising its calculation of rent expense (and the related deferred rent liability) for its ground leases by including in its straight line rent expense calculations any "rent holiday" period those ground leases allow while a Lowe's store is being constructed on the leased property. These non-cash charges will not have any impact on Lowe's historical or future cash flows, sales or comparable store sales. They also will not increase the amount of rent expense or depreciation over the term of the lease.

These changes to our accounting for leases reduced diluted earnings per share by less than $.01 in our fiscal fourth quarter and by $.02 in our fiscal year ended January 28, 2005. Restating our prior period financial statements reduced our diluted earnings per share by $.01 in our prior year fiscal fourth quarter and by $.04 in our prior fiscal year.

The effect of adopting EITF 04-8 and the adjustments made in the restatement to reflect the changes in our accounting for leases are reflected in the unaudited financial statements attached to this earnings release. The effect of both is also reflected in the net earnings and earnings per share information for all periods that is reported in this release.

A conference call to discuss fourth quarter 2004 operating results is scheduled for today (Wednesday, February 23) at 9:00 a.m. EST. Please dial 888-817-4020 (international callers dial 706-679-3245) to participate. A webcast of the call will take place simultaneously and can be accessed by visiting Lowe's website at www.Lowes.com/investor and clicking on Lowe's Fourth Quarter and Fiscal Year End 2004 Earnings Conference Call Webcast. A replay of the call will be archived on Lowes.com.

Lowe's Business Outlook

This outlook is based on current expectations and includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the company currently believes that comments reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct..

First Quarter 2005 (comparisons to first quarter 2004)

  The company expects to open 28 new stores reflecting square footage growth of 13 to 14 percent

  Total sales are expected to increase approximately 15 percent

  The company expects to report a comparable store sales increase of 5 to 6 percent

  Operating margin (defined as gross margin less SG&A and depreciation) is expected to increase approximately 130 basis points

  Store opening costs are expected to be approximately $23 million

  Diluted earnings per share of $0.75 to $0.77 are expected

  Lowe's first quarter ends on April 29, 2005 with operating results to be publicly released on Monday, May 16, 2005

Fiscal Year 2005 - a 53-week Year (comparisons to fiscal year 2004 - a 52-week year)

  The company expects to open 150 stores in 2005 reflecting total square footage growth of 13 to 14 percent

  Total sales are expected to increase approximately 17 percent for the year

  The company expects to report a comparable store sales increase of approximately 5 percent

  Operating margin (defined as gross margin less SG&A and depreciation) is expected to increase approximately 20 basis points

  Store opening costs are expected to be approximately $127 million

  Diluted earnings per share of $3.25 to $3.34 are expected for the fiscal year ending February 3, 2006

This news release includes "forward-looking statements" within the meaning the Private Securities Litigation Reform Act of 1995 (the "Act"). Statements of the company's expectations for sales growth, earnings and performance, capital expenditures, store openings, demand for services, and any statement of an assumption underlying any of the foregoing, constitute "forward-looking statements" under the Act. Although the company believes that the expectations, opinions, projections, and comments reflected in its forward-looking statements are reasonable, it can give no assurance that such statements will prove to be correct. A wide-variety of potential risks, uncertainties, and other factors could materially affect our ability to achieve the results expressed or implied by our forward-looking statements including, but not limited to, fluctuations in and the overall condition of the U.S. economy, environment affecting new store development, the company's ability to attract, train, and retain highly-qualified personnel, stability of costs and availability of sourcing channels, the company's ability to manage its growth and respond to competition, impact of regulatory and legal matters, and the company's ability to absorb lost sales resulting from unanticipated weather conditions. Additional information regarding these and other risks and uncertainties are provided in our periodic filings with the Securities and Exchange Commission. The forward-looking statements contained in this news release speak only as of the date of this release and the company does not assume any obligation to update any such statements.

With fiscal year 2004 sales of $36.5 billion, Lowe's Companies, Inc. is a FORTUNE (R) 50 company that serves approximately 11 million customers a week at more than 1,075 home improvement stores in 48 states. Based in Mooresville, N.C., the 59-year old company is the second-largest home improvement retailer in the world. For more information, visit Lowes.com.

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Lowe's Companies, Inc.
Consolidated Statements of Current and Retained Earnings
In Millions, Except Per Share Data

	Three Months Ended
			As Previously Reported		As Restated
	January 28, 2005		January 30, 2004		January 30, 2004
Current Earnings	Amount	Percent	Amount	Percent	Amount	Percent
Net Sales	$ 8,550	100.00	$ 7,252	100.00	$ 7,252	100.00
Cost of Sales	5,561	65.04	4,931	68.00	4,931	68.00
Gross Margin	2,989	34.96	2,321	32.00	2,321	32.00
Expenses:
Selling, general and administrative	1,834	21.45	1,378	19.00	1,383	19.07
Store opening costs	51	0.60	45	0.62	45	0.62
Depreciation	236	2.76	203	2.80	208	2.87
Interest	43	0.50	45	0.62	45	0.62
Total expenses	2,164	25.31	1,671	23.04	1,681	23.18
Pre-tax earnings	825	9.65	650	8.96	640	8.82
Income tax provision	317	3.71	249	3.43	245	3.37
Earnings from continuing operations	508	5.94	401	5.53	395	5.45
Earnings from discontinued operations, net of tax	-	0.00	6	0.08	6	0.08

Net earnings	$ 508	5.94	$ 407	5.61	$ 401	5.53

Weighted average shares outstanding - Basic	773		787		787

Basic earnings per share:
Continuing operations	$ 0.66		$ 0.51		$ 0.50
Discontinued operations	-		$ 0.01		$ 0.01
Basic earnings per share	$ 0.66		$ 0.52		$ 0.51

Weighted average shares outstanding - Diluted	805		819		819

Diluted earnings per share:
Continuing operations	$ 0.64		$ 0.49		$ 0.48
Discontinued operations	-		$ 0.01		$ 0.01
Diluted earnings per share	$ 0.64		$ 0.50		$ 0.49

Cash dividends per share	$ 0.04		$ 0.03		$ 0.03

Retained Earnings
Balance at beginning of period	$ 9,157		$ 7,293		$ 7,196
Net earnings	508		407		401
Cash dividends	(31)		(23)		(23)
Balance at end of period	$ 9,634		$ 7,677		$ 7,574

Lowe's Companies, Inc.
Consolidated Statements of Current and Retained Earnings
In Millions, Except Per Share Data

	Year Ended
			As Previously Reported		As Restated
	January 28, 2005		January 30, 2004		January 30, 2004
Current Earnings	Amount	Percent	Amount	Percent	Amount	Percent
Net Sales	$ 36,464	100.00	$ 30,838	100.00	$ 30,838	100.00
Cost of Sales	24,165	66.27	21,231	68.85	21,231	68.85
Gross Margin	12,299	33.73	9,607	31.15	9,607	31.15
Expenses:
Selling, general and administrative	7,562	20.74	5,543	17.97	5,578	18.09
Store opening costs	123	0.34	128	0.42	128	0.42
Depreciation	902	2.47	758	2.46	777	2.52
Interest	176	0.48	180	0.58	180	0.58
Total expenses	8,763	24.03	6,609	21.43	6,663	21.61
Pre-tax earnings	3,536	9.70	2,998	9.72	2,944	9.54
Income tax provision	1,360	3.73	1,136	3.68	1,115	3.61
Earnings from continuing operations	2,176	5.97	1,862	6.04	1,829	5.93
Earnings from discontinued operations, net of tax	-	0.00	15	0.05	15	0.05

Net earnings	$ 2,176	5.97	$ 1,877	6.09	$ 1,844	5.98

Weighted average shares outstanding - Basic	777		785		785

Basic earnings per share:
Continuing operations	$ 2.80		$ 2.37		$ 2.33
Discontinued operations	-		$ 0.02		$ 0.02
Basic earnings per share	$ 2.80		$ 2.39		$ 2.35

Weighted average shares outstanding - Diluted	808		816		816

Diluted earnings per share:
Continuing operations	$ 2.71		$ 2.30		$ 2.26
Discontinued operations	-		$ 0.02		$ 0.02
Diluted earnings per share	$ 2.71		$ 2.32		$ 2.28

Cash dividends per share	$ 0.15		$ 0.11		$ 0.11

Retained Earnings
Balance at beginning of period	$ 7,574		$ 5,887		$ 5,817
Net earnings	2,176		1,877		1,844
Cash dividends	(116)		(87)		(87)
Balance at end of period	$ 9,634		7,677		7,574

Lowe's Companies, Inc.
Consolidated Statements of Earnings, Actual and Pro Forma (Unaudited)
In Millions, Except Per Share Data

	Three Months Ended
			Pro Forma	As Restated
	Actual	Pro Forma	Adjusted*	Actual
Current Earnings	January 28, 2005	Adjustments*	January 28, 2005	January 30, 2004
Net Sales	$ 8,550	$ -	$ 8,550	$ 7,252
Cost of Sales	5,561	246	5,807	4,931
Gross Margin	2,989	(246)	2,743	2,321
Expenses:
Selling, general and administrative	1,834	(250)	1,584	1,383
Store opening costs	51	-	51	45
Depreciation	236	-	236	208
Interest	43	-	43	45
Total expenses	2,164	(250)	1,914	1,681
Pre-tax earnings	825	4	829	640
Income tax provision	317	2	319	245
Earnings from continuing operations	508	2	510	395
Earnings from discontinued operations, net of tax	-	-	-	6

Net earnings	$ 508	$ 2	$ 510	$ 401

Weighted average shares outstanding - Basic	773		773	787

Basic earnings per share:
Continuing operations	$ 0.66	$ -	$ 0.66	$ 0.50
Discontinued operations	-	-	-	0.01
Basic earnings per share	$ 0.66	$ -	$ 0.66	$ 0.51

Weighted average shares outstanding - Diluted	805		805	819

Diluted earnings per share:
Continuing operations	$ 0.64	$ -	$ 0.64	$ 0.48
Discontinued operations	-	-	-	0.01
Diluted earnings per share	$ 0.64	$ -	$ 0.64	$ 0.49

*: Reflects the impact of EITF 02-16 on the Consolidated Statement of Earnings for the three months ended January 28, 2005.

	Year Ended
			Pro Forma	As Restated
	Actual	Pro Forma	Adjusted*	Actual
Current Earnings	January 28, 2005	Adjustments*	January 28, 2005	January 30, 2004
Net Sales	$ 36,464	$ -	$ 36,464	$ 30.838
Cost of Sales	24,165	941	25,106	21,231
Gross Margin	12,299	(941)	11,358	9,607
Expenses:
Selling, general and administrative	7,562	(1,151)	6,411	5,578
Store opening costs	123	-	123	128
Depreciation	902	-	902	777
Interest	176	-	176	180
Total expenses	8,763	(1,151)	7,612	6,663
Pre-tax earnings	3,536	210	3,746	2,944
Income tax provision	1,360	81	1,441	1,115
Earnings from continuing operations	$ 2,176	$ 129	$ 2,305	$ 1,829
Earnings from discontinued operations, net of tax	-	-	-	15

Net earnings	$ 2,176	$ 129	$ 2,305	$ 1,844

Weighted average shares outstanding - Basic	777		777	785

Basic earnings per share:
Continuing operations	$ 2.80	$ 0.17	$ 2.97	$ 2.33
Discontinued operations	-	-	-	0.02
Basic earnings per share	$ 2.80	$ 0.17	$ 2.97	$ 2.35

Weighted average shares outstanding - Diluted	808		808	816

Diluted earnings per share:
Continuing operations	$ 2.71	$ 0.16	$ 2.87	$ 2.26
Discontinued operations	-	-	-	0.02
Diluted earnings per share	$ 2.71	$ 0.16	$ 2.87	$ 2.28

*: Reflects the impact of EITF 02-16 on the Consolidated Statement of Earnings for the year ended January 28, 2005.

Lowe's Companies, Inc.
Consolidated Balance Sheets
In Millions, Except Par Value Data

		January 28, 2005	As Previously Reported January 30, 2004	As Restated January 30, 2004
Assets
Current assets:
Cash and cash equivalents		$ 642	$ 913	$ 913
Short-term investments		171	711	711
Accounts receivable - net		9	146	146
Merchandise inventory		5,982	4,584	4,584
Deferred income taxes		95	59	62
Other assets		75	106	106

Total current assets		6,974	6,519	6,522

Property, less accumulated depreciation		13,911	11,945	11,819
Long-term investments		146	169	169
Other assets		178	241	241

Total assets		$ 21,209	$ 18,874	$ 18,751

Liabilities and shareholders' equity
Current liabilities:
Current maturities of long-term debt		$ 630	$ 77	$ 77
Accounts payable		2,687	2,212	2,212
Accrued salaries and wages		386	335	335
Other current liabilities		2,016	1,576	1,576

Total current liabilities		5,719	4,200	4,200

Long-term debt, excluding current maturities		3,060	3,678	3,678
Deferred income taxes		736	657	594
Other long-term liabilities		159	30	63

Total liabilities		9,674	8,565	8,535

Shareholders' equity:
Preferred stock - $5 par value, none issued		-	-	-
Common stock - $.50 par value;
Shares issued and outstanding
January 28, 2005	774
January 30, 2004	787	387	394	394
Capital in excess of par		1,514	2,237	2,247
Retained earnings		9,634	7,677	7,574
Accumulated other comprehensive income		-	1	1

Total shareholders' equity		11,535	10,309	10,216

Total liabilities and shareholders' equity		$ 21,209	$ 18,874	$ 18,751

Lowe's Companies, Inc.
Consolidated Statements of Cash Flows
In Millions

	Years Ended
	January 28, 2005	As Previously Reported January 30, 2004	As Restated January 30, 2004
Cash flows from operating activities:
Net earnings	$ 2,176	$ 1,877	$ 1,844
Earnings from discontinued operations, net of tax	-	(15)	(15)
Earnings from continuing operations	2,176	1,862	1,829

Adjustments to reconcile earnings from continuing operations to net cash provided by operating activities:
Depreciation and amortization	920	781	800
Deferred income taxes	119	178	157
Loss on disposition/writedown of fixed and other assets	21	31	31
Stock-based compensation expense	70	41	51
Tax effect of stock options exercised	23	31	31
Changes in operating assets and liabilities:
Accounts receivable - net	125	(16)	(16)
Merchandise inventory	(1,389)	(648)	(648)
Other operating assets	31	(10)	(10)
Accounts payable	475	421	421
Other operating liabilities	462	271	296
Net cash provided by operating activities from continuing operations	3,033	2,942	2,942

Cash flows from investing activities:
Decrease (increase) in investment assets:
Short-term investments	690	86	86
Purchase of long-term investments	(156)	(381)	(381)
Proceeds from sale/maturity of long-term investments	28	193	193
Increase in other long-term assets	(14)	(95)	(95)
Fixed assets acquired	(2,927)	(2,345)	(2,345)
Proceeds from the sale of fixed and other long-term assets	122	45	45
Net cash used in investing activities from continuing operations	(2,257)	(2,497)	(2,497)

Cash flows from financing activities:
Net decrease in short-term borrowings	-	(50)	(50)
Repayment of long-term debt	(82)	(29)	(29)
Proceeds from employee stock purchase plan	61	52	52
Proceeds from stock options exercised	90	97	97
Cash dividend payments	(116)	(87)	(87)
Repurchase of common stock	(1,000)	-	-
Net cash used in financing activities from continuing operations	(1,047)	(17)	(17)

Net cash provided by discontinued operations	-	112	112

Net (decrease) increase in cash and cash equivalents	(271)	540	540
Cash and cash equivalents, beginning of period	913	373	373
Cash and cash equivalents, end of period	$ 642	$ 913	$ 913